UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2022

Benessere Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39836	85-3223033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street, Unit 800

Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 467-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Right and three-fourths of one Redeemable Warrant	BENEU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BENE	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common Stock	BENER	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share Class A Common Stock for $11.50 per share	BENEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In connection with the proposed business combination among Benessere Capital Acquisition Corp. (“Benessere”), eCombustible Energy LLC (“eCombustible” or the “Company”), BCAC Holdings, Inc. (“BCAC Holdings”), and its wholly owned subsidiaries, which we refer to as the “Business Combination,” BCAC Holdings has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-262669) (the “Registration Statement”). This Registration Statement includes a document that serves as a preliminary prospectus of BCAC Holdings and a preliminary proxy statement of Benessere, and is referred to as a proxy statement/prospectus. The Registration Statement has not yet become effective. Following the Registration Statement having been declared effective by the SEC, a final prospectus/definitive proxy statement and other relevant documents will be mailed to Benessere’s stockholders as of a record date to be established for voting on the proposed Business Combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the final prospectus/definitive proxy statement or any other document that BCAC Holdings has or will file with the SEC, or that Benessere has or will file with the SEC or send to its stockholders, in connection with the proposed Business Combination. Before making any voting or investment decision, investors and security holders of Benessere, eCombustible and BCAC Holdings are advised to read the Registration Statement, all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination, because these documents will contain important information about the proposed Business Combination and the parties to the proposed Business Combination. Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BCAC Holdings or Benessere, free of charge, through the website maintained by the SEC at www.sec.gov or by directing a request to: Patrick Orlando, Benessere Capital Acquisition Corp., 78 SW 7th Street, Unit 800, Miami, Florida 33130.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including (without limitation) statements regarding the anticipated timing of the Business Combination (as defined below) and the potential benefits and attributes of eCombustible’s solution and technology. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to, the following factors: the risk that the proposed Business Combination may not be completed in a timely manner, or at all; the risk that the proposed Business Combination disrupts current plans and operations of eCombustible; changes in the energy markets in which eCombustible competes, including with respect to its competitive landscape, technology evolution or regulatory changes, or changes in domestic and global general economic conditions; the risk that eCombustible is not able to recognize revenue for its solutions or secure additional contracts that generate revenue; the risk of contract cancellation, amendment or decisions not to implement additional phases of the projects; risks related to changes in fuel prices; the risk that eCombustible may not be able to execute its business strategy; risks related to the ongoing COVID-19 pandemic and response; costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination; risks related to competition in the markets in which eCombustible competes and intends to compete; risks related to the early stage of eCombustible’s business and its technology; eCombustible’s ability to obtain capital necessary in order to perform its services; costs associated with providing eCombustible fuel; risks related to market acceptance of eCombustible’s solution; the ability of eCombustible’s technology to perform as intended; and those factors that are or will be contained in the Registration Statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are or will be described in Benessere’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q, the “Risk Factors” section of the Registration Statement and other documents to be filed by BCAC Holdings and/or Benessere from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. eCombustinble disclaims any obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

Benessere, eCombustible, BCAC Holdings, and certain of their respective directors and officer, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies of Benessere’s stockholders in connection with the proposed Business Combination. Information concerning the interests of Benessere’s, eCombustible’s and BCAC Holdings’ participants in the solicitation, which may, in some cases, be different than the interests of Benessere’s, eCombustible’s and BCAC Holdings’ stockholders and equity holders generally, is set forth in the proxy statement/prospectus contained in the Registration Statement relating to the Business Combination.

Prospective investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of such individuals in BCAC Holdings’ filings with the SEC, including the Registration Statement, and Benessere’s filings with the SEC, including its Form 10-K filed with the SEC on April 12, 2022. To the extent that holdings of Benessere’s securities have changed since the amounts in Benessere’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Such information will also be contained in the final prospectus/definitive proxy statement when available. You may obtain free copies of these documents from the sources indicated in the first paragraph above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of eCombustible, Benessere, BCAC Holdings or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of any such jurisdiction.

Item 1.01	Entry into a Material Definitive Agreement

First Amendment to Agreement and Plan of Merger

As previously disclosed by Benessere Capital Acquisition Corp., a Delaware corporation (“Benessere”), in its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on November 30, 2021, Benessere entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) Benessere, (ii) BCAC Holdings Inc., a Delaware corporation (“BCAC Holdings”), (iii) BCAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of BCAC Holdings (“Purchaser Merger Sub”), (iv) BCAC Company Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of BCAC Holdings (“Company Merger Sub”), (v) BCAC Purchaser Rep LLC, a Delaware limited liability company (the “Purchaser Representative”), in the capacity as the representative for the equity holders of Pubco (other than certain holders of securities of eCombustible, defined below), (vi) Jorge Arevalo in the capacity as the representative for certain security holders of eCombustible (the “Seller Representative”) and (vii) eCombustible Energy LLC, a Delaware limited liability company (“eCombustible”). The Company Merger Sub and Purchaser Merger Sub are together and collectively known as the “Merger Subs”.

On June 5, 2022, Benessere, BCAC Holdings, eCombustible and the other parties to the Merger Agreement entered into the First Amendment to Agreement and Plan of Merger (the “Amendment”). The Amendment amends the Merger Agreement to, among other things, provide that the number of shares of BCAC Holdings Class A common stock to be issued to the equityholders of eCombustible as Merger Consideration (as such term is defined in the Merger Agreement) will be based on a per share price of $10.00 rather the price at which Benessere redeems it public stockholders upon the Redemption (as such term is defined in the Merger Agreement).

The Amendment also adds a minimum cash closing condition requiring that, upon the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Benessere shall have cash and cash equivalents, including funds remaining in its trust account (after giving effect to the completion and payment of the Redemption) and the proceeds of any PIPE investment, or any other alternative financing arrangement mutual agreed upon by the parties, after giving effect to the payment of unpaid expenses and liabilities, at least equal to Twenty-Five Million U.S. Dollars ($25,000,000).

Further, the Amendment extends the date by which the closing of the transactions contemplated by the Merger Agreement must occur, from May 23, 2022 to October 7, 2022 (the “Outside Date”). If the Closing has not occurred on or prior to the Outside Date, the Merger Agreement may be terminated by written notice by either Benessere or eCombustible.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger, dated June 5, 2022, among BCAC Holdings, the Merger Subs, the Purchaser Representative, the Seller Representative and eCombustible.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benessere Capital Acquisition Corp.

Dated: June 9, 2022	By:	/s/ Patrick Orlando
	Name:	Patrick Orlando
	Title:	Chief Executive Officer